Exhibit 10.1
EXECUTION COPY


                                                                      [BOFA]


                         PROMISSORY NOTE AND AGREEMENT


$22,375,000.00                                                  May 24, 2005
Total Amount of Note

         This Promissory Note and Agreement is made pursuant to that certain Security Agreement, dated as of May 24, 2005 (the "Security Agreement"), between each of the undersigned (hereinafter individually referred to as a "Maker" and collectively as "Makers"), and Wells Fargo Bank, National Association, not in its individual capacity, but solely as Collateral Agent (the "Collateral Agent") for the benefit of Bank of America, N.A. ("BofA") and The CIT Group/Equipment Financing, Inc. ("CIT"; BofA and CIT, together with their successors and assigns, are each hereinafter individually referred to as a "Lender" and collectively the "Lenders"). For value received, Makers, jointly and severally, promise to pay to BOFA or its registered assigns, located at 300 South 4th Street, 2nd Floor, Las Vegas, Nevada 89101, the principal amount of TWENTY-TWO MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS, together with interest thereon at the interest rate per annum equal to the Interest Rate (as defined in Appendix 1) then in effect, calculated from the date hereof until the payment in full of such advance in accordance with the provisions of this note. This note shall mature and be payable in full on the Maturity Date. This note is subject to prepayment in accordance with "Prepayment Rider" dated the date hereof and appended hereto. Contemporaneously with entering into this note, the Makers are entering into a separate note (the "Other Note") identical with this note with the other Lender. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in Appendix 1 hereto.

         Makers shall make payments of principal and interest toward each advance, in the principal amount and on the dates indicated on Schedule 3 attached hereto and with interest accrued thereon on each Payment Date; provided, however, that the final payment hereon shall be in the amount of the then unpaid balance with accrued interest thereon, and shall include all amounts owing by Makers to BOFA under this note.

         Each payment by the Makers on account of principal of and interest on this note shall be made by the Makers to the Collateral Agent and directed by the Collateral Agent to BOFA. All payments to be made by the Makers hereunder, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made by the Makers to the Collateral Agent, for the benefit of BOFA, prior to 1:00 p.m. New York City time, to Collateral Agent's Payment Office as set forth below its signature hereto (or to such other office as may be designated by the Collateral Agent from time to time in a written notice) in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment is due. Payments received after 1:00 p.m., New York City time, on the date due shall be deemed received on the next succeeding Business Day and shall be subject to interest at the Overdue Rate.

         If an Event of Default has occurred and is continuing, including, without limitation, any payment not made when due, interest shall accrue on the outstanding principal amount of this note at the Overdue Rate, but in no event greater than the highest rate permitted by relevant law. The Makers agree to pay all reasonable attorneys' fees, incurred by the holder in enforcing its rights under this note. Except as otherwise specifically provided herein (including the Prepayment Rider) or by applicable law, the Makers shall have no right to prepay this note. If any payment of principal is not made when due, any other payment is not made within five (5) days of the date when due, or if there is any other Event of Default that has occurred and is continuing, all remaining payments together with all interest accrued thereon and other amounts due and owing, including, without limitation, any Applicable Administrative Charge, shall, at the option of the holder, without notice, become immediately due and payable ; provided that upon any default described in subparagraph 9(c) [bankruptcy] of the Security Agreement, all remaining payments of principal together with all accrued interest thereon and other amounts due and owing, including, without limitation, any Applicable Administrative Charge, shall, without notice, become immediately due and payable. In the event any payment of principal is not made when due, any other payment is not made within five (5) days of the date when due, or if there is any other Event of Default that has occurred and is continuing, (i) the Collateral Agent and the Lenders may exercise any rights under and with respect to any of the Operative Documents,
(ii) any Lender may proceed to protect and enforce the rights of such Lender by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Operative Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise, and (iii) the Collateral Agent and any Lender may exercise any rights or remedies under applicable law. No course of dealing and no delay on the part of any Lender in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Lender's rights, powers or remedies. No right, power or remedy conferred by this note any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. In no event shall the Makers of this note, upon demand by the holder hereof for payment of the indebtedness evidenced hereby, upon acceleration of the maturity thereof or otherwise, be obligated to pay any interest in excess of the amount permitted by law. Any acceleration of indebtedness, if elected by holder, shall be subject to all applicable laws, including laws relating to rebates and refunds of unearned charges. The Makers, any endorsers, guarantors and any other persons obligated hereon:

                   (a) agree that the holder may grant to any one or more of them extensions of the time for payment of this note and/or the maturity of any payment or payments, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof;

                   (b) waive presentation for payment, demand for payment, notice of non-payment or dishonor, protest and notice of protest, and notice of the holder's election to accelerate the unpaid balance of all remaining payments; and

                   (c) agree that the failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of the Makers or any endorser, guarantor or other person obligated hereon, or to protect the property covered by such security interest, shall not release or discharge them or any of them.

         If at any time this transaction would be usurious under applicable law, then, regardless of any provision of this note or any agreement between the holder and the Makers made in connection with, or as security for, the payment hereof, it is agreed that:

                   (a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon this note or any such other agreements shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited on the note by the holder hereof or credited to the Makers; and

                   (b) if the holder of this note elects to accelerate its maturity or, if permitted herein, the Makers prepay this note, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law and any excess interest, if any, provided for in this note or otherwise, shall be credited to Makers automatically as of the date of acceleration or prepayment.

         MAKERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE. The undersigned shall be jointly and severally liable hereunder and all provisions hereof shall apply to each of them.

         This note is a registered instrument. A manually signed copy of this note shall be evidence of the Lender's rights and is not a bearer instrument. The Makers shall maintain a register to record and register the ownership of this note by each Lender and any transfer thereof. No transfer by any Lender (whether or not with the Makers' consent) of any interest of such Lender in this note or in the rights to receive any payments hereunder shall be effective unless and until a book entry of such transfer is made upon the register maintained by the Makers. Prior to the entry into such register of any transfer as provided in the immediately preceding sentences, the Makers and any guarantor shall deem and treat each owner of this note reflected in the Makers' register as owner of this note or the rights to receive any payments hereunder as the owner thereof for all purposes.

         This note may only be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Makers and the Required Lenders; provided that any amendment or waiver which would amend, modify, waive or supplement any of the provisions of the Schedules attached to this Note or modify, postpone, reduce or forgive, in whole or in part, any payment of principal or interest hereunder with respect to any Lender shall require the consent of such Lender.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (EXCEPT TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         Any suit by Collateral Agent or any Lender to enforce any claim arising out of this note or any other Operative Document may be brought in any state or Federal court located in New York having subject matter jurisdiction, and with respect to any such claim, each party to the Operative Documents hereby irrevocably: (a) submits to the non-exclusive jurisdiction of such courts; and (b) consents to the service of process out of said courts in the manner provided for notices set forth below. The Makers irrevocably waive, to the fullest extent permitted by law: (A) any claim, or any objection, that it now or hereafter may have, that venue is not proper with respect to any such suit, action or proceeding brought in such a court located in New York including, without limitation, any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum; and
(B) any claim that the Makers is not subject to personal jurisdiction or service of process in such forum. The Makers agree that any suit to enforce any claim arising out of the Operative Documents or any course of conduct or dealing of Collateral Agent or any Lender shall be brought and maintained exclusively in any state or Federal court located in New York. Nothing in this paragraph shall affect the right of Collateral Agent or any Lender to bring any action or proceeding against Makers or the Collateral in the courts of any other jurisdiction. The Makers agree that a final judgment in any action or proceeding in a state or Federal court within the United States may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

         All demands, notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or one Business Day after being sent by overnight delivery service or three days after being deposited in the mail, certified mail postage prepaid, or when sent by facsimile transmission, if confirmed by mechanical confirmation and if a copy thereof is promptly thereafter personally delivered, sent by overnight delivery service or so deposited in the mail, addressed to: (A) the Makers or Collateral Agent at the address set forth below, or at such other address as may hereafter be furnished by either party to the other and (B) each Lender at its address set forth below its signature to its Note:

                   (i) if to the Makers:


                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION, not in its individual
                                    capacity, but solely as Owner Trustee under
                                    the Trust Agreement dated as of May 10,
                                    2002 with World Travel, LLC as
                                    Trustor
                                    299 South Main Street, 12th Floor
                                    MAC U1228-120
                                    Salt Lake City, Utah  84111
                                    Attention:  Corporate Trust Services
                                    Telecopy:  801-246-5053
                                    Telephone: 801-246-5630

                                    WORLD TRAVEL, LLC
                                    3131 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Attention:  Ron Kramer
                                    Facsimile:  (702) 770-1100
                                    Telephone:  (702) 770-7700

                           With a copy to:

                                    World Travel, LLC
                                    3131 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Attention:  General Counsel
                                    Facsimile:   (702) 770-1520
                                    Telephone:  (702) 770-2111

                  (ii) if to the Collateral Agent:

                                    Wells Fargo Bank,
                                      National Association
                                    299 South Main Street, 12th Floor
                                    MAC U1228-120
                                    Salt Lake City, Utah  84111
                                    Attn:  Corporate Trust Services





      [remainder of page intentionally left blank; signature page follows]

MAKERS:


                               WELLS FARGO BANK NORTHWEST, NATIONAL
                                  ASSOCIATION, not in its individual
                                  capacity, but solely as Owner
                                  Trustee under the Trust Agreement
                                  dated as of May 10, 2002 with World
                                  Travel, LLC as Trustor


                               By: /s/ Val Orton
                                   -----------------------------------
                                   Title: Vice President


                               WORLD TRAVEL, LLC

                                   By:    WYNN LAS VEGAS, LLC,
                                          a Nevada limited liability company,
                                          its sole member

                                      By: WYNN RESORTS HOLDINGS, LLC,
                                          a Nevada limited liability company,
                                          its sole member

                                            By: WYNN RESORTS, LIMITED,
                                                a Nevada corporation,
                                                its sole member


                               By:     /s/ Marc H. Rubinstein
                                       ------------------------------
                                       Name:  Marc H. Rubinstein
                                       Title: Sr. VP & Secretary

ACCEPTED AND AGREED TO:


LENDER:

 BANK OF AMERICA, N.A.


By  /s/  Peter J. Vitale
    -----------------------------
    Title   Senior Vice President

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Collateral Agent


By  /s/  Val Orton
    -----------------------------
    Title Vice President

LENDER PAYMENT OFFICE:

         BANK OF AMERICA, N.A.

         Address:

         300 South 4th Street, 2nd Floor
         Las Vegas, Nevada  89101

         Credit contact:

         Peter J. Vitale
         Senior Vice President
         Phone:  702-654-3062
         Fax:  702-654-7158
         Email:  peter.j.vitale@bankofamerica.com

         Operations contact:

         Ann Laczkowski
         Assistant Vice President
         Credit Support Specialist
         Phone:  702-654-8364
         Fax:  702-654-7158
         Email:  ann.laczkowski@bankofamerica.com

         Address for wire transfers:

         Bank of America, N.A.
         300 South 4th Street, 2nd Floor
         Las Vegas, Nevada  89101
         ABA #122400724
         Account Number: 000990106395
         Account Name:  Bank of America ICA
         Reference 1:  World Travel, LLC
         Reference 2:  Identify the purpose of wire
         Attention:  Ann Laczkowski

COLLATERAL AGENT PAYMENT OFFICE:

WELLS FARGO BANK, NATIONAL ASSOCIATION

299 South Main Street, 12th Floor
MAC U1228-120
Salt Lake City, Utah  84111

Address of wire transfers:

Wells Fargo Bank, N.A.
ABA:  121000248
Corporate Trust Services
Account No. 051-09221-15
Re:  Wynn MSN 29441 Acct. No. 40966

                                   APPENDIX 1
                                       TO
                              OPERATIVE DOCUMENTS

         In the Operative Documents, unless the context otherwise requires:

                   (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

                   (b) words importing the singular include the plural and vice versa;

                   (c) a reference to a part, clause, section, article, exhibit or schedule is a reference to a part, clause, section and article of, and exhibit and schedule to, such Operative Document;

                   (d) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws amending, supplementing, supplanting, varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

                   (e) a reference to a document includes any amendment or supplement to, or replacement or novation of, that document;

                   (f) a reference to a party to a document includes that party's successors and permitted assigns; and

                   (g) references to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement followed by or referable to an enumeration of specific matters to matters similar to those specifically mentioned.

         Further, each of the parties to the Operative Documents and their counsel have reviewed and revised the Operative Documents, or requested revisions thereto, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in construing and interpreting the Operative Documents.

         "Act" is defined in Paragraph 6(f) of the Security Agreement.

         "Adjusted Base Rate" shall mean the Base Rate plus the Applicable Lender Margin.

         "Adjusted LIBOR Rate" shall mean the LIBOR Rate plus the Applicable Lender Margin.

         "Administrative Charge" shall mean an amount equal to the amount, if any, required to compensate each Lender for any loss (other than loss of anticipated profits) or expense that such Lender may incur as a result of the Makers' payment of principal on a Promissory Note and Agreement on any date other than on a Payment Date. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment to the last day of such Interest period in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Lender Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank market. A certificate as to any amounts payable pursuant to this definition submitted to the Makers by any Lender shall be conclusive in the absence of manifest error.

         "Affiliate" shall mean, as applied to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as applied to any Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Aircraft" is defined in Paragraph 1 of the Security Agreement.

         "Aircraft Lease" is defined in Paragraph 7(d) of the Security
Agreement.

         "Aircraft Trust" is defined in Paragraph 1 of the Security Agreement.

         "Airframe" is defined in Paragraph 1 of the Security Agreement.

         "Applicable Administrative Charge" shall mean, as of any date of determination in respect of any event, any Administrative Charge determined to be due and owing in respect of such event.

         "Applicable Lender Margin" shall mean (i) at any time of determination of the LIBOR Rate, 2.375% per annum, and (ii) at any time of determination of the Base Rate, 1.25% per annum.

         "Approved Lease" means the Aircraft Lease Agreement dated as of May 24, 2005 by and between Owner and World Travel (the "Aircraft Head Lease") or any other lease or operating agreement between Owner and World Travel, or any Affiliate of World Travel, substantially in the form of the Aircraft Head Lease.

         "Approved Sublease" means the Aircraft Sublease made and entered into as of the 24th day of May, 2005 by and between World Travel and Las Vegas Jet, LLC (the "Aircraft Sublease"), or any other lease between World Travel, or any Affiliate of World Travel, substantially in the form of the Aircraft Sublease.

         "Assignee" is defined in Paragraph 13 of the Security Agreement.

         "Base Rate" for any day shall mean a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

         "BofA" shall mean Bank of America, N.A., together with its successors and assigns.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York or Las Vegas, Nevada or Salt Lake City, Utah are authorized or required by law to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, amounts under this Promissory Note and Agreement bearing interest at the Adjusted LIBOR Rate, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in Dollar deposits in the New York interbank market.

         "Casualty" shall mean any of the following events in respect of the Aircraft or Airframe: (a) the total loss of such Aircraft or Airframe, the total loss of use thereof due to theft, disappearance, destruction, damage beyond repair or the rendering of such Aircraft or Airframe permanently unfit for normal use for any reason whatsoever (other than obsolescence); (b) any damage to such Aircraft or Airframe which results in an insurance settlement with respect to such Aircraft or Airframe on the basis of a total loss or a constructive total loss; (c) the permanent condemnation, confiscation or seizure of, or the requisition of title to or use of, such Aircraft or Airframe; or (d) as a result of any Requirement of Law or other action by any Governmental Agency, the use of such Aircraft or Airframe in the normal course of the Makers' or any of their affiliate's business shall have been prohibited, directly or indirectly, for a period equal to the lesser of 180 consecutive days and the remaining period until the Maturity Date.

         "Casualty Amount" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "Casualty Notice" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "Casualty Settlement Date" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "CIT" shall mean The CIT Group/Equipment Financing, Inc., together with its successors and assigns.

         "Collateral" is defined in Paragraph 1 of the Security Agreement.

         "Collateral Agent" shall mean Wells Fargo Bank, National Association, as collateral agent under the Intercreditor Agreement and its successors.

         "Debtors" shall mean the Owner and World Travel.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Engine" is defined in Paragraph 1 of the Security Agreement.

         "Event of Default" shall have the meaning set forth in Paragraph 9 of the Security Agreement.

         "FAA" shall mean the Federal Aviation Administration, or any successor agency thereto.

         "Federal Funds Effective Rate" for any day shall mean the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Collateral Agent from three federal funds brokers of recognized standing selected by it.

         "GAAP" shall mean generally accepted accounting principles in the United States, from time to time.

         "Governmental Agency" or "Governmental Authority" shall mean any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including the Nevada Gaming Authorities, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority), and entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any arbitrator with authority to bind a party at law.

         "Guarantor" shall mean Wynn Las Vegas, LLC, a Nevada limited liability company.

         "Guaranty" shall mean that certain Guaranty dated May 24, 2005 by the Guarantor in favor of the Lenders and the Collateral Agent.

         "Intercreditor Agreement" shall mean that certain Intercreditor and Collateral Agency Agreement dated May 24, 2005 among the Lenders and the Collateral Agent.

         "Interest Period" shall mean, initially, the period commencing on the borrowing, with respect to the Promissory Notes and Agreements and ending June 30, 2005, and thereafter, each period commencing on the last day of the next preceding Interest Period applicable to the Promissory Notes and Agreements and ending 3 months thereafter; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                   (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date, as applicable; and

                 (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

         "Interest Rate" shall mean, for each day during each Interest Period with respect thereto, (i) a rate per annum equal to the Adjusted LIBOR Rate or
(ii) if the LIBOR Rate is illegal, unavailable or impracticable, as described in Schedule 1 to the Promissory Notes and Agreements, the Adjusted Base Rate.

         "Lender" shall mean BofA or CIT and "Lenders" shall mean BofA and CIT, collectively.

         "LIBOR Rate" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a 3 month period which appears on the Bloomberg Page BBAM published by the British Bankers Association or any successor page or source thereto, effective as of 11:00 a.m. (London, England time) two (2) Business Days prior to the beginning of such Interest Period; provided that the LIBOR Rate for the first Interest Period commencing on the borrowing shall be a rate per annum for a 30-day period.

         "Loans" shall mean the principal amount outstanding on all of the Promissory Notes and Agreements secured by the Security Agreement.

         "Maintenance Program" is defined in Paragraph 6(f) of the Security Agreement.

         "Makers" shall mean the Owner and World Travel.

         "Maturity Date" shall mean March 31, 2010, or such earlier date on which:

                  (i)     the Makers are required to pay the Casualty Amount, or

                 (ii)     the Makers elect to pay the Payoff Amount, or

                (iii) the holder of this Negotiable Promissory Note and Agreement elects to accelerate it note's maturity pursuant to the provisions hereof.

         "Minimum Prepayment Amount" shall mean $10,000,000 of the aggregate principal amount of the Loans then outstanding.

         "Operative Documents" shall mean the Promissory Notes and Agreements, the Security Agreement, the Guaranty and the Intercreditor Agreement.

         "Overdue Rate" shall mean rate per annum which is 2% above the applicable Interest Rate then in effect.

         "Owner" is defined in Paragraph 1 of the Security Agreement.

         "Parts" is defined in Paragraph 1 of the Security Agreement.

         "Payment Date" shall mean (i) the last day of each Interest Period and
(ii) the Maturity Date.

         "Pay Off Amount" is defined in the Prepayment Rider to the Negotiable Promissory Notes and Agreements.

         "Permitted Liens" is defined in Paragraph 2 of the Security Agreement.

         "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Prime Rate" shall mean the rate which Bank of America, N.A. announces, from time to time, as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by Bank of America, N.A. to any customer of Bank of America, N.A. The Makers acknowledge that Bank of America, N.A. may, from time to time, make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

         "Promissory Notes and Agreements" shall mean the Promissory Notes and Agreements dated May 24, 2005 by the Makers in favor of each of BofA and CIT.

         "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, capital stock.

         "Required Lenders" shall mean at anytime, the Lenders holding 76% or more in principal or face amount of the Promissory Notes and Agreements of the Debtors then outstanding.

         "Requirement of Law" shall mean, as to any Person, the governing documents of such Person, and any law, treaty, order, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         "Security Agreement" shall mean that certain Security Agreement, dated May 24, 2005 between each of the Debtors and the Collateral Agent.

         "Secured Party" shall mean the Collateral Agent.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Nevada.

         "World Travel" shall mean World Travel, LLC, a Nevada limited liability company.

         "Wynn Credit Agreement" shall mean the CREDIT AGREEMENT dated as of December 14, 2004 and entered into among the Guarantor, the several banks and other financial institutions or entities from time to time party to this Agreement as lenders, DEUTSCHE BANK SECURITIES INC., as lead arranger and joint book running manager, DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity and together with its successors and assigns, the "Administrative Agent"), issuing lender and swing line lender, BANC OF AMERICA SECURITIES LLC, as lead arranger and joint book running manager, BANK OF AMERICA, N.A., as syndication agent, BEAR, STEARNS & CO. INC., as arranger and joint book running manager, BEAR STEARNS CORPORATE LENDING INC., as joint documentation agent, J.P. MORGAN SECURITIES INC., as arranger and joint book running manager, JPMORGAN CHASE BANK, N.A., as joint documentation agent, SG AMERICAS SECURITIES, LLC, as arranger and joint book running manager, and SOCIETE GENERALE, as joint documentation agent, as the same may be, in whole or in part, amended, restated, refinanced, renewed, extended, supplemented or otherwise modified from time to time; provided that if at any time the Wynn Credit Agreement is no longer in effect, "Wynn Credit Agreement" shall refer to the terms, covenants and definitions set forth in the Wynn Credit Agreement as in effect on the last day such agreement was in effect.